GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Value Funds

Class A Shares, Class C Shares, Institutional Shares, Service Shares, Investor Shares, Class R

Shares and Class R6 Shares of the

Goldman Sachs Small Cap Value Fund (the “Fund”)

Supplement dated February 15, 2019 to the Prospectus

dated December 28, 2018, as supplemented to date (the “Prospectus”)

Effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces in its entirety the twelfth bullet under the “Shareholder Guide—How to Buy Shares—What Else Should I Know About Share Purchases?” section:

⬛

Certain employee benefit plans and certain financial institutions providing services to employee benefit plans, namely: (i) Employee Benefit Plans (as defined below) making an initial investment of $50 million or less; and (ii) certain financial institutions making an initial investment of $50 million or less in connection with hedging services provided in support of non-qualified deferred compensation plans offering the Fund. Certain of the plans and institutions described in (i) and (ii) above may make an initial investment in excess of $50 million if the initial investment was expected to be less than $50 million at the time Goldman Sachs received a preliminary written commitment to invest in the Fund. For this purpose, “Employee Benefit Plans” include Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations.

This Supplement should be retained with your Prospectus for future reference.

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